UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     October 5, 2010

FLINT TELECOM GROUP, INC.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Exact Name of Registrant as Specified in its Charter)

          Nevada                            000-21069                             36-3574355
                                                                                                                                       (State or other jurisdiction of           (Commission                       (I.R.S. Employer
                                                                                                                                     incorporation or organization)            File Number)                     Identification No.)

 7500 College Blvd., Suite 500, Overland Park, KS                                              66210
----------------------------------------------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                                                              (Zip Code)

(913) 815-1570
-----------------------------------------------------------------
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Flint Telecom Group, Inc. (“Flint”) entered into a definitive Agreement and Plan of Merger on October 5, 2010 with two of its wholly-owned subsidiaries, and Ingedigit International, Inc., a Florida Corporation (“III”), Gotham Ingedigit Financial Processing Corp (“P2P”), each a Florida corporation and together the “Targets”, and all of the shareholders of III and P2P (the “Merger Agreement”), relating to the acquisition of all of the stock of III and P2P by Flint’s two subsidiaries through a merger in exchange for a potential maximum total of 600,000 shares of our Series H Convertible Preferred Stock (the “Merger Stock”).  300,000 shares of the Merger Stock shall be issued on the Closing Date.  The remaining 300,000 shares of the Merger Stock may be issued, in two tranches of 150,000 each,  during the 12 and 24 months following the Closing Date if either or both of the Targets meet or exceed the revenue and/or other operating targets as mutually agreed upon by Flint and the Targets as of the Closing Date.

The Series H Convertible Preferred Stock has a $10.00 per share liquidation value, a $0.001 par value, one vote for each preferred share issued, and is convertible on or after a period of twelve months from the Closing Date into common stock at a 25% discount to the Market Price.  Market Price is defined as the average closing price per share over the twenty trading days prior to the date of conversion. Provided, however, that the conversion price shall never be lower than ten percent of the Market Price on the Closing Date. Based on the current Market Price of $0.00697 per share and assuming that the Market Price does not improve, the maximum number of common shares potentially convertible from the 300,000 shares of Series H Convertible Preferred Stock to be issued at the Closing is 478,240,070 common shares, with an additional potential 478,240,070 shares potentially to be issued at the end of the 12 and 24 months following the Closing Date, should an additional 300,000 shares of preferred stock be issued pursuant to the Merger Agreement.

The Merger Agreement is subject to certain closing conditions, including, among other things, no material adverse changes to the Targets’ businesses and the cancellation of all related party debt (the “Closing”).  Flint will incur no placement agent fees or expenses as part of this transaction.  The foregoing descriptions of the Merger Agreement and the Merger Stock are qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and the Form of Certificate of Designation of Series H Preferred Stock, which are attached hereto as Exhibits 2.1 and 2.2, and are incorporated herein by reference.

III was founded in 2001 and P2P was founded in 2006, and both are incorporated and have offices located in Florida. III is a U.S. based international pre-paid debit card company, partnered with both U.S. banks and international banks to offer debit cards to their customers.  P2P is a U.S. based financial transaction processing and technology company, working with banking clients and other program sponsors globally. In determining the number of our preferred shares to be issued to the shareholders of III and P2P in the transaction, Flint placed primary value on the combined companies’ assets, its business plan and the computer equipment and software licenses owned by III and P2P, and the existing relationships with banking partners that have cultivated over many years.  This combination should provide value in the form of the expectation of a profitable ongoing business with meaningful revenues.  Additional factors considered in the value determination included that these acquisitions will expand and strengthen Flint’s existing pre-paid market activities and open up new international markets and products for the group. Upon closing, Flint will assume ownership of operating companies in the U.S. and India, with additional market operations in Australia and Asia Pacific. Consequently, based upon all of the above factors, it was agreed to by the parties that Flint would issue 600,000 shares of preferred stock to the shareholders of III and P2P in exchange for all of the stock of III and P2P.

On September 22, 2010, September 29, 2010 and October 6, 2010, Flint issued press releases with respect to this potential merger.  A copy of these press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the merger as discussed above in Item 1.01, and conditional upon its Closing, Flint has agreed to issue up to a maximum potential total of 600,000 shares of Series H Convertible Preferred Stock to the Shareholders of III and P2P.  600,000 shares of Series H Convertible Preferred Stock are convertible on or after a period of twelve months from the Closing Date into common stock at a 25% discount to the Market Price.  Market Price is defined as the average closing price per share over the twenty trading days prior to the date of conversion. Provided, however, that the conversion price shall never be lower than ten percent of the Market Price on the Closing Date. Based on the current Market Price of $0.00697 per share and assuming that the Market Price does not improve, the maximum number of common shares potentially convertible from the 300,000 shares of Series H Convertible Preferred Stock to be issued at the Closing is 478,240,070 common shares, with an additional potential 478,240,070 shares potentially to be issued at the end of the 12 and 24 months following the Closing Date, should an additional 300,000 shares of preferred stock be issued pursuant to the Merger Agreement.

We believe our offering and sale of the securities in the above transaction, made to accredited investors and certain persons outside of the United States, was exempt from registration under Section 4(2) of the Securities Act and Regulation D and Regulation S, promulgated thereunder.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
2.1	Agreement and Plan of Merger dated October 5, 2010.
2.2	Form of Certificate of Designation of Series H Preferred Stock.
99.1	Press Release of Flint Telecom Group, Inc. issued on September 22, 2010.
99.2	Press Release of Flint Telecom Group, Inc. issued on September 29, 2010.
99.3	Press Release of Flint Telecom Group, Inc. issued on October 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.

Date:   October 6, 2010                                                                           By:  /s/ Vincent Browne
  Vincent Browne,
  Chief Executive Officer